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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2002

AKORN, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-13976	72-0717400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Millbrook Drive Buffalo Grove, Illinois 60089
(Address of principal executive offices)

Registrant's telephone number, including area code: (847) 279-6100

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER MATTERS AND REGULATION FD DISCLOSURE

        Akorn, Inc. ("Akorn") is filing herewith as Exhibit 99.1 its press release dated January 14, 2002 relating to the settlement of its dispute with Novadaq Technologies, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits. The Exhibit Index on page 3 is hereby incorporated by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC
BY:	/s/ BERNARD J. POTHAST Bernard J. Pothast Chief Financial Officer

        Date: January 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Akorn's press release dated January 14, 2002.

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  ITEM 5. OTHER MATTERS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX